                                                                     EXHIBIT 3.9

                            CERTIFICATE OF AMENDMENT

                                       OF

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                              WCI STEEL SALES, L.P.

      WCI Steel Sales, L.P., a limited partnership organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act,

DOES HEREBY CERTIFY:

      FIRST: That Article III of the Certificate of Limited Partnership be, and it hereby is, amended to read as follows:

            "The name and mailing address of each general partner is as follows:

NAME                               MAILING ADDRESS
----                               ---------------
WCI Steel Production Control       999 Pine Avenue, S.E.
Services, Inc.                     Warren, Ohio 44483-6628"

      SECOND: The effective date of the Certificate of Amendment of the Certificate of Limited Partnership is April 26, 2007.

      THIRD: The amendment of the Certificate of Limited Partnership of the company herein certified was duly adopted, pursuant to the provisions of Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, by at least a majority of the directors of the sole General Partner who have been elected and qualified.

      IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of Limited Partnership is executed by Cynthia Bezik, the sole General Partner's Vice President - Finance, this 26th day of April, 2007.

                                     GENERAL PARTNER:

                                     WCI STEEL PRODUCTION CONTROL SERVICES, INC.

                                     By:  /s/ Cynthia Bezik
                                         -----------------------------------
                                     Name:  Cynthia Bezik
                                     Title: Vice President - Finance

                            CERTIFICATE OF AMENDMENT

                                       OF

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                        WCI STEEL SALES ACQUISITION, L.P.

      WCI Steel Sales Acquisition, L.P., a limited partnership organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act,

DOES HEREBY CERTIFY:

      FIRST: That Article First of the Certificate of Limited Partnership be, and it hereby is, amended to read as follows:

            "The name of the limited partnership is WCI Steel Sales, L.P."

      SECOND: The effective date of the Certificate of Amendment of the Certificate of Limited Partnership is May 1, 2006.

      THIRD: The amendment of the Certificate of Limited Partnership of the company herein certified was duly adopted, pursuant to the provisions of Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, by at least a majority of the directors of the sole General Partner who have been elected and qualified.

      IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of Limited Partnership is executed by Cynthia Bezik, the sole General Partner's President, this 28th day of April, 2006.

                                      GENERAL PARTNER:

                                      WCI STEEL PRODUCTION CONTROL SERVICES
                                      ACQUISITION, INC.

                                      By:    /s/ Cynthia Bezik
                                          ---------------------------
                                          Cynthia Bezik,  President

                      CERTIFICATE OF LIMITED PARTNERSHIP OF

                        WCI STEEL SALES ACQUISITION, L.P.

      The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, does hereby certify as follows:

      I. The name of the limited partnership is WCI Steel Sales Acquisition, L.P.

      II. The address of the Partnership's registered office in the State of Delaware is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, County of Kent. The name of the Partnership's registered agent for service of process in the State of Delaware at such address is National Registered Agents, Inc.

      III. The name and mailing address of each general partner is as follows:

NAME                                            MAILING ADDRESS
----                                            ---------------
WCI Steel Production Control                    c/o McDermott Will & Emery LLP
Services Acquisition, Inc.                      28 State Street
                                                Boston, MA 02109-1775

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of WCI Steel Sales Acquisition, L.P., as of this 21st day of April, 2006.

                                      GENERAL PARTNER:

                                      WCI STEEL PRODUCTION CONTROL
                                      SERVICES ACQUISITION, INC.

                                       By:      /s/ Cynthia Bezik
                                           -----------------------------------
                                            Cynthia Bezik, Sole Director